UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): December 31, 2008
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On January 5, 2009, Valeant Pharmaceuticals International (the “Company”) announced that pursuant to a previously announced Agreement and Plan of Merger dated as of December 9, 2008 (the “Merger Agreement”) with Dow Pharmaceutical Sciences, Inc., a Delaware corporation (“Dow”), a representative of the securityholders of Dow and Descartes Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), the transaction contemplated in the Merger Agreement (the “Merger”) was completed on December 31, 2008. Upon the closing of the Merger, Merger Sub merged with and into Dow, and Dow became a wholly owned subsidiary of the Company. At the closing, the Company paid to the Dow securityholders the aggregate closing consideration set forth in the Merger Agreement, adjusted for the amount of cash, indebtedness and working capital of Dow at the closing of the transaction.
On January 5, 2009, the Company filed a current report on Form 8-K (the “Original 8-K”) announcing the closing of the Merger and filed a copy of the redacted Merger Agreement as Exhibit 2.1 thereto. This Amendment No. 1 is filed for the sole purpose of including certain formerly redacted portions of the Merger Agreement filed in the Original 8-K. The formerly redacted portions of the Merger Agreement were previously omitted pursuant to a request for confidential treatment, which has been amended to withdraw the request for confidential treatment with respect to such portions of the Merger Agreement which are now unredacted.
Except for the filing of the Merger Agreement as an exhibit, this Amendment No. 1 does not amend any of the information set forth in the Original 8-K. The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
2.1	Agreement and Plan of Merger, dated December 9, 2008, by and among Valeant Pharmaceuticals International, Descartes Acquisition Corp., Dow Pharmaceutical Sciences, Inc., and Harris Goodman, as Stockholder Representative †

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2009	VALEANT PHARMACEUTICALS INTERNATIONAL
	By:	/s/ Steve T. Min
		Name:	Steve T. Min
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 9, 2008, by and among Valeant Pharmaceuticals International, Descartes Acquisition Corp., Dow Pharmaceutical Sciences, Inc., and Harris Goodman, as Stockholder Representative †

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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